UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

Shire plc
_________________________________________________________________________

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
_________________________________________________________________________

(State or other jurisdiction of incorporation)

0-29630                                                  98-0601486
(Commission File Number)                (IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               +353 1 429 7700

_________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 8.01.   Other Events

Shire plc have issued the public disclosures attached hereto as Exhibits 99.1 through 99.8 which are incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits

                  (d)  Exhibits.  The following exhibits are filed herewith:

99.1	Public disclosure
99.2	Public disclosure
99.3	Public disclosure
99.4	Public disclosure
99.5	Public disclosure
99.6	Public disclosure
99.7	Public disclosure
99.8	Public disclosure

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ T May
	Name:	Tatjana May
	Title:	General Counsel

Dated: July 1, 2014

EXHIBIT INDEX

Number	Description

99.1	Public disclosure

99.2	Public disclosure

99.3	Public disclosure

99.4	Public disclosure

99.5	Public disclosure

99.6	Public disclosure

99.7	Public disclosure

99.8	Public disclosure